Exhibit 10.5

Harold A. Miller	Miller & Hendren	Tele: (217)352-2171
Paul C. Hendren	30 Main Street	FAX: (217)352-3839
Marc R. Miler	Champaign, IL 61824-0980
SETTLEMENT STATEMENT

SELLER(S):	City of Gibson City
ATTORNEY:	Marc R. Miller
BUYER(S):	One Earth Energy, LLC
ATTORNEY:
PROPERTY:	approx. 35 acres +/-
CLOSING DATE:	May 31, 2007 2:00 p.m. Gibson City
LENDER:	Cash

SALES PRICE:

		TOTAL	$224,000.00
LESS BUYERS CREDITS:
a)	Earnest Money	$10,000.00
b)	Sellers Title Costs paid by Buyer
	Ford Co. Abstract 21639 FORD	$489.00
	1/2 Title Search	$50.00
	Title Exam	$50.00
	Registration Fee	$3.00
	Transfer Tax Exempt
	TOTAL	$592.00
c)	2006 Real Estate Taxes
	09-11-10-100-034	$663.98
	09-11-10-100-029	$175.20
	09-11-10-100-017	$114.84
d)	2007 Real Estate Tax Proration	$394.68
	Total Year Tax	$954.02
	Number of Days of 365	151
e)	Sellers Attorneys Fees	P.O.C.

TOTAL OF ABOVE CREDITS:			$11,940.70

BALANCE PAYABLE IN SETTLEMENT:			$212,059.30
BUYER’S CHECKS AT CLOSING:

1	Gibson City	$212,059.30
2	Ford County Abstract Co.	$707.00
	Sellers Portion	$592.00
	Buyers Portion	$115.00
3	Ford County Treasurer	$954.02

SELLER: City of Gibson	BUYER: One Earth Energy, LLC

/s/ Daniel Dickey	/s/ Steven Kelly

WARRANTY DEED
THE GRANTOR, CITY OF GIBSON, a municipal corporation, of the County of Ford, and State of Illinois, for and in consideration of Two Hundred Twenty Four Thousand Dollars ($224,000.00) and other good and valuable consideration in hand paid, CONVEYS and WARRANTS to GRANTEE, ONE EARTH ENERGY, L.L.C. a limited liability corporation of the County of Ford, and State of Illinois, the following described real estate:
     Legally described on Exhibit A attached hereto and by reference incorporated herein.

Subject to	(1)	Real estate taxes for the year 2007 and subsequent years;
	(2)	Covenants, conditions, restrictions and easements apparent or of record;
	(3)	All applicable zoning laws and ordinances;
	(4)	The repurchase provision of Paragraph 16 of the sales contract a copy of which is attached hereto, identified as Exhibit B.
Situated in the County of Ford and State of Illinois hereby releasing and waiving all rights under and by virtue of the Homestead Exemption Laws of the State of Illinois.
     Dated this 31st day of May, 2007.

CITY OF GIBSON
By:	/s/ Daniel Dickey
Daniel Dickey
Its: Mayor

ATTEST:

/s/ Vickie Lorenzen Vickie Lorenzen
CITY CLERK

STATE OF ILLINOIS	)
COUNTY OF FORD	)
     We, the undersigned, a Notary Public in and for said County and State aforesaid, certify that, Daniel Dickey, Mayor of the City of Gibson City, personally known to me to be the same persons whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, sealed and delivered the said instrument as to his free and voluntary act, and as the free and voluntary act of the City of Gibson City, Illinois, a municipality, for the uses and purposes therein set forth, including the waiver of the right of homestead.
     Given under my hand and Notarial Seal, this 31st day of May, 2007.

[Notary Seal]

“OFFICIAL SEAL”
PEGGY S. STALTER
Notary Public, Sate of Illinois
My Commission Expires: 12-28-10	/s/ Peggy S. Stalter

Notary Public

STATE OF ILLINOIS	)
COUNTY OF FORD	)
     We, the undersigned, a Notary Public in and for said County and State aforesaid, certify that, Vickie Lorenzen, City Clerk of the City of Gibson, personally known to me to be the same persons whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that she signed, sealed and delivered the said instrument as to her free and voluntary act, and as the free and voluntary act of the City of Gibson City, Illinois, a municipality, for the uses and purposes therein set forth, including the waiver of the right of homestead.
     Given under my hand and Notarial Seal, this 31st day of May, 2007.

[Notary Seal]

“OFFICIAL SEAL”
Janet K. Davis
Notary Public, Sate of Illinois
My Commission Expires: 03-26-2009	/s/ Janet K. Davis

Notary Public

Deed Prepared by:	Send Tax Bill to/Return To:
Marc R. Miller	One Earth Energy
Miller & Hendren, LLP	P.O. Box 546
P.O. Box 980	Gibson City, IL 60936
Champaign, IL 61824-0980
(217) 352-2171

Exempt under provisions of Paragraph B, Section 4, Real Estate Transfer Tax Act.
Date	5/31/07	Signature	/s/ Marc R. Miller Buyer, Seller or Representative

EXHIBIT A
TRACT 1:
A part of the Northwest Quarter (NW 1/4) of Section Ten (10), Township Twenty-three (23) North, Range Seven (7) East of the Third Principal Meridian, Gibson City, Ford County, Illinois, more particularly described as follows: Beginning at the Northeast Corner of Lot Four (4) in the First Addition to Jordan Industrial Park Subdivision in the City of Gibson City, Illinois, according to the Plat recorded as Document No. 205053 in the Ford County Recorder’s Office. From said point of beginning, thence West 1146.34 feet along the North line of said Lot Four (4) to the Northwest Corner thereof; thence North 543.85 feet along the East Right-of-Way line of Jordan Drive according to the Dedication thereof recorded as Document No. 212435 in said Recorder’s Office which forms an angle to the left of 90º 00’ 00” with the last described course; thence East 20.00 feet along said Right-of-Way line which forms an angle to the left of 89º 39’ 36” with the last described course; thence North 30.00 feet along said Right-of-Way line which forms an angle to the left of 270º 20’ 24” with the last described course to the Southwest Corner of Parcel 4 conveyed to Ameren Energy Generating Company by Warranty Deed recorded as Document No. 235733 in said Recorder’s Office; thence East 150.65 feet along the South line of said Parcel 4 which forms an angle to the left of 89º 39’ 36” with the last described course to the Southeast Corner thereof; thence North 580.00 feet along the East line of said Parcel 4 and the East line of a tract of land conveyed by Special Warranty Deed recorded as Document No. 216254 in said Recorder’s Office, which lines form an angel to the left of 269º 57’ 50” with the last described course to the Northeast Corner of said Tract, said Northeast Corner being on the North line of the Northwest Quarter (NW 1/4) of said Section Ten (10); thence East 979.71 feet along said North line which forms an angel to the left of 90º 02’ 10” with the last described course to the Northeast Corner of the Northwest Quarter (NW 1/4) of said Section Ten (10); thence South1147.04 feet along the East line of the Northwest Quarter (NW 1/4) of said Section (10) which forms an angle to the left of 89º 57’ 15” with the last described course to the point of beginning, situated in the County of Ford and State of Illinois.
TRACT 2:
Lot Four (4) in the First Addition to Jordan Industrial Park Subdivision in the City of Gibson, Ford County, Illinois according to the Plat recorded as Document 205053 in the Ford County Recorder’s Office excepting (Exception No. 1) therefrom the East 100 feet of even width thereof and also expecting (Exception No.2) the following described tract: A part of Lot Four (4) in the First Addition to Jordan Industrial Park Subdivision in the City of Gibson, Ford County, Illinois according to the Plat recorded as Document 205053 in the Ford County Recorder’s Office, more particularly described as follows: Beginning at a point on the North line of said Lot Four (4) lying 100.00 feet West of the Northeast Corner thereof, said point being the Northwest Corner of a tract of land conveyed to Bloomer Line Railroad according to the Deed recorded as Document No. 217701 in said Recorder’s Office. From said point of beginning, thence West 551.97 feet along the North line of said Lot Four (4) to the point of intersection with the Northerly extension of the West line of Lot Three (3) in said First Addition; thence South 599.81 feet along said Northerly extension which forms an angle to the right of 90º 56’ 03” with the last described course to the Northwest Corner of said Lot Three (3) being a point on the South line of said Lot Four (4); thence East 557.71 feet along the South line of said Lot Four (4) which forms an angle to the right of 89º 03’ 55” with the last described course to a point lying 100.00 feet West of the Southeast Corner of said Lot Four (4), said point being the Southwest Corner of said Tract conveyed by Document No. 217701; thence North 599.74 feet along the West line of said Tract which forms an angle to the right of 90º 23’ 11” with the last described course to the point of beginning, situated in the County of Ford and State of Illinois.
TRACT 3:
A part of Lot Two (2) the First Addition to Jordan Industrial Park Subdivision in the City of Gibson, Ford County, Illinois, according to the Plat recorded as Document 205053 in the Ford County Recorder’s Office, more particularly described as follows: Beginning at the Southeast Corner of said Lot Two (2) being a point on the North Right-of-Way line of Illinois Route 9. From said point of beginning, thence Northwest 26.26 feet along the South line of said Lot Two (2) to the Southeast Corner of a parcel of Land conveyed by Deed recorded as Document No. 216831 in said Recorder’s Office; thence North 210.58 feet along the East line of said parcel which forms an angle to the left of 93º 33’ 30” with the last described course to the Northeast Corner thereof; thence West 449.44 feet along the North line of said parcel and the North line of a parcel of land conveyed by Deed recorded as Document No. 215689 in said Recorder’s Office which lines form an angle to the left of 270º 56’ 03” with the last described course to the Northwest Corner of said parcel recorded as Document 215689; thence North 399.53 feet along the West line of said Lot Two (2) which forms an angle to the left of 90º 00’ 00” with the last described course to the Southwest Corner of Outlot 5 in said First Addition; thence East 50.00 feet along the South line of said Outlot 5 which forms an angle to the left of 90º 00’ 00” with the last described course to the Southeast Corner thereof; thence North 50.00 feet along the East line of said Outlot 5 which forms an angle to the left of 270º 00’ 00” with the last described course to the Northeast Corner thereof, said Northeast Corner being on the North line of said Lot 2; thence East 432.96 feet along the North line of said Lot 2 which forms an angle to the left of 90º 00’ 00” with the last described course to the Northeast Corner thereof; thence South 662.20 feet along the East line of said Lot 2 which forms an angle to the left of 89º 03’ 57” with the last described course to the point of beginning, situated in the County of Ford and State of Illinois.

EXHIBIT B
     16. Repurchase. As a condition of the within Agreement, the parties acknowledge that One Earth Energy has made representations to Grantor that it will be constructing an ethanol production plant which will employ approximately forty (40) employees in the area. In the event that One Earth Energy has failed to commence and actively continue construction of said ethanol production plant within twenty-four (24) months of final closing and settlement between the parties as contemplated under this Agreement, then Grantor shall have the option to repurchase the Option Property at the original purchase price under the same purchase terms of this Agreement (except for the within Repurchase provision). In such event, Grantor’s option to repurchase the property shall extend commencing with the first day after the expiration of the twenty-four (24) month term described above and continuing for twelve (12) months thereafter.
     17. Easements. The parties further acknowledge that there is an existing sanitary sewer line within the Option Property and Grantor intends to install a new water main immediately along and adjacent to the existing tracts. The parties agree prior to closing to negotiate in good faith to allow Grantor to retain an exclusive public sanitary sewer and water main easement.
     IN WITNESS WHEREOF, the parties hereto have duly executed this OPTION AGREEMENT effective as of the day and year first above written.

ONE EARTH ENERGY, L.L.C.		CITY OF GIBSON, ILLINOIS

By:	/s/ Steven Kelly Steve Kelly, President	By:	/s/ Daniel Dickey Mayor Daniel Dickey

ATTEST:

/s/ Vickie Lorenzen

Vickie Lorenzen, City Clerk

STATE OF ILLINOIS )
) ss.
COUNTY OF FORD )
     On this 18th day of April, 2006, before me, the undersigned, a Notary Public in and for the State of Illinois, personally appeared Steve Kelly, as President of One Earth Energy, L.L.C., to me known to be the identical persons named in and who executed the foregoing instrument on behalf of One Earth Energy, L.L.C., and acknowledged that he executed the same as his voluntary act and deed.

/s/ Sarah R. Sarantkos

Notary Public In and For the State of Illinois

STATE OF ILLINOIS )	[Notary Seal]
) ss.	“OFFICIAL SEAL”
COUNTY OF FORD )	Sarah R. Sarantkos
Notary Public, State of Illinois
My Commission Expires 01-15-10

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